Ordinary dividends	6 Months Ended
Jun. 30, 2018
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Ordinary dividends
10.	Ordinary dividends

The Board has recommended an interim dividend of 22.7p (2017: 22.7p) per ordinary share. This is expected to be paid on 5 November 2018 to share owners on the register at 5 October 2018. The Board recommended a final dividend of 37.3p per ordinary share in respect of 2017. This was paid on 9 July 2018.